SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                             ----------------------

                             DWS International Fund


Effective October 15, 2009, the following information replaces information about the portfolio management team in the "Portfolio management" section of the fund's prospectuses:

The following people handle the day-to-day management of the fund:

 Nikolaus Poehlmann, CFA                                              Mark Schumann
 Director of Deutsche Asset Management and Lead Portfolio Manager     Vice President of Deutsche Asset Management and Portfolio
 of the fund.                                                         Manager of the fund.
  o Senior portfolio manager for Equities, responsible for             o Joined Deutsche Asset Management in 2003.
    European dividend strategies, Italian equities and global          o Portfolio Manager for European Large Cap Equity:
    financials strategies.                                               Frankfurt.
  o Joined the Company in July 1998 in Loan Portfolio Management       o Joined the fund in 2009.
    for Corporate and Investment Bank (CIB) division.                  o Masters (Lic oec) from University of St. Gallen (HSG).
  o Managing European diversified funds and global financials
    funds since 2002, and managing Italian equity funds since 2006.   Andreas Wendelken
  o Joined the fund in 2009.                                          Director of Deutsche Asset Management and Portfolio Manager
  o BA from Augsburg University; Master's degree in Economics         of the fund.
    ("Diplom Volkswirt") from University of Cologne.                   o Joined Deutsche Asset Management in 2001; previously has worked for 2 years as relationship manager for
 Michael Sieghart, CFA                                                   Southeastern Europe at Deutsche Bank's Global Corporates
 Managing Director of Deutsche Asset Management and                      and Institutions division.
 Portfolio Manager of the fund (through December 31, 2009).            o Portfolio manager for emerging markets equity: Frankfurt.
  o Joined Deutsche Asset Management in 1997.                          o Joined the fund in 2009.
  o Senior fund manager of global and European equities: Frankfurt.    o Master's degree in business administration from Frankfurt
  o Joined the fund in 2009.                                             School of Finance & Management (previously: HfB),
  o Master's degree in finance and economics from the University         Frankfurt; completed bank training program
    of Economics and Business Administration, Vienna.                    ("Bankkaufmann") at Bremer Landesbank, Bremen.

 Udo Rosendahl
 Managing Director of Deutsche Asset Management and Portfolio
 Manager of the fund.
  o Head of European Large Caps: Frankfurt.
  o Joined the Company in August 1984 in the credit research department of Deutsche Bank, Paderborn; 1986 moved to the asset management department for high net worth clients of Deutsche Bank in Bremen and Hamburg; 1989 moved to the asset management division in Frankfurt to manage various
    European country funds; 1995 became senior fund manager;
    July 2002 appointed head of European Large Caps.
  o Joined the fund in 2009.
  o Bank training program Deutsche Bank AG, Paderborn.





               Please Retain This Supplement for Future Reference



                                                          [DWS INVESTMENTS LOGO]
                                                           Deutsche Bank Group



October 15 2009
DGINTF1-3600